UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 12, 2021

PLAYTIKA HOLDING CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-39896	81-3634591
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Playtika Ltd.

HaChoshlim St 8

Herzliya Pituarch, Israel 4672408

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: 972-73-316-3251

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class So Registered	Trading Symbol	Name of Each Exchange on which Registered
Common stock, par value $0.01 per share	PLTK	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01.	Regulation FD Disclosure.

As previously disclosed, on June 14, 2021, Yuzhu Shi and certain of his affiliates (collectively, the “Shi Affiliates”), who collectively control, directly or indirectly, shares of common stock representing 60.2 % of the total voting power of Playtika Holding Corporation (“Playtika”) announced the entry into an agreement (the “Agreement”), pursuant to which, if consummated, one of Yuzhu Shi’s affiliates, Giant Network Group Co. Ltd. (“Giant”), a publicly traded company on the Shenzhen Stock Exchange (the “SSE”), would be transferred beneficial ownership of certain shares of Playtika common stock currently owned by Mr. Shi and his affiliates, the result of which would be that Giant would control the voting power of the shares of Playtika common stock representing 60.2% of the shares of common stock of Playtika currently controlled by the Shi Affiliates (the “Reorganization”). The Reorganization would permit Giant to consolidate Playtika for Giant’s financial statements.

On July 12, 2021, the Shi Affiliates and Giant announced the termination of the Agreement prior to consummating the Reorganization. As a result of the termination, the regulatory requirements pursuant to the SSE and Giant’s organizational documents described in the Current Report on Form 8-K filed by Playtika on June 14, 2021 are no longer applicable to Playtika’s operations.

For information regarding the risks related to our controlling stockholders, refer to the section entitled “Risk Factors” in Playtika’s Annual Report on Form 10-K.

The foregoing information in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any of Playtika’s filings, whether made before or after the date hereof, regardless of any general incorporation language in any such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLAYTIKA HOLDING CORP.

Date: July 12, 2021	By:	/s/ Craig Abrahams
Craig Abrahams
President and Chief Financial Officer